Exhibit 99.1

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

CORPORATE MONTHLY OPERATING REPORT

Debtor:	Orchard Supply Hardware Stores Corporation, et al. [1]
Case Number:	13-11565
Reporting Period:	August 30, 2013 to October 5, 2013 [2]

REQUIRED DOCUMENTS	Form No.	Document Complete	Debtors’ Statement

Schedule of Cash Receipts and Disbursements	MOR-1	X

Bank Reconciliations, Bank Statements and disbursements journal [3]	MOR-1a	X	X

Schedule of Professional Fees and Expenses Paid	Schedule for Professional Fees and Expenses Paid	X

Trade Accounts Receivable and Aging	MOR-5	X

Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Susan L. Healy	11/13/2013

Signature of Authorized Individual*	Date

Susan L. Healy	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability

Notes:

[1]	The Debtors are the following three entities (their respective case numbers follow in parentheses): Orchard Supply Hardware Stores Corporation (13-11565), OSH Properties LLC (13-11566), and Orchard Supply Hardware LLC (13-11567). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	October 5, 2013 is the Debtor’s September fiscal month end.
[3]	Global Note – Certain bank accounts were established in the Orchard Supply Hardware Stores Corporation entity for legal purposes but for financial reporting purposes they do not map to legal entities.

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR-1

(in millions)

OSH 1 Liquidating Corporation

September 2013 (8/30/2013 thru 10/5/2013)

	BANKS	ESCROW	TOTAL
RECEIPTS
MISC CASH RECEIPTS	$12.17	$—	$12.17
OTHER	$2.49	$—	$2.49
KEIP BONUS RECEIVED FROM LOWES	$3.20	$—	$3.20
ESCROW – PURCHASE PRICE	$—	$206.58	$206.58

TOTAL RECEIPTS	$17.85	$206.58	$224.43

DISBURSEMENTS
MERCHANDISE	$(2.00)	$—	$(2.00)
SELLING (STORES) & OTHER	$(6.26)	$—	$(6.26)
RENT	$(0.45)	$—	$(0.45)
REAL ESTATE TAXES	$—	$—	$—
ADVERTISING	$(0.05)	$—	$(0.05)
G&A / OTHER OPERATING	$—	$—	$—
PROFESSIONAL FEES	$—	$—	$—
CAPITAL EXPENDITURES	$—	$—	$—
PAYROLL, BENEFITS & KEIP BONUS	$(5.92)	$—	$(5.92)
SALES, USE, & OTHER TAXES	$(3.60)	$—	$(3.60)
OTHER	$(0.47)	$—	$—
PAYMENT TO LOWES FOR POST TRANSACTION CLOSING STORE SALES	$(1.78)	$—	$—
LOAN PAYOFF	$—	$(182.33)	$(182.33)
PAYMENT TO LOWES TO FUND KEIP BONUS	$—	$(3.20)	$(3.20)
POST TRANSACTION OPERATING EXPENSES	$—	$(1.24)	$(1.24)

TOTAL DISBURSEMENTS	$(20.52)	$(186.77)	$(207.29)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(2.67)	$19.81	$17.14
CASH – BEGINNING OF MONTH	$5.40	$—	$5.40
CASH – END OF MONTH	$2.73	$19.81	$22.54

OSH 1 Liquidating Corporation
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	$20.52
Less: Transfers to Debtor In Possession Accounts	$—
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	$186.77

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$207.29

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

MOR-1a

Debtors Statement with respect to Bank Account Reconciliations,

Banks Statements, and Cash Disbursements Journal

For the Period August 30, 2013 through October 5, 2013

Bank Account Reconciliations and Cash Disbursements Journal

The Debtor affirms that bank reconciliations are prepared for all open and active bank accounts on a monthly basis.

Banks Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

The Debtors affirm that the following bank accounts were closed during the current reporting period:

Debtor	Institution	Date closed
None	None	None

The Debtors affirm that the following bank accounts were opened during the current reporting period:

Debtor	Institution	Purpose	Date closed
None	None	None	None

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

Schedule for Professional Fees and Expenses Paid

MOR-1b

($000)

		Amount paid			Year-To-Date
Professionals	Role	Fees	Expenses	Total	Fees	Expenses	Total
Zolfo Cooper		—	—	—	200	26	226
Dechert LLP		—	—	—	362	14	376
DLA Piper LLP		494	30	524	772	31	803
BMC Group		—	—	—	92	145	237

		494	30	524	1,426	216	1,642

Note: All professional fees are paid out of the Bank Of America AP Checking

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

MOR-5

Debtors Trade Accounts Receivable and Aging

For the Period August 30, 2013 through October 5, 2013

Trade Accounts receivables	N/A

Notes:

1 - The Debtors do not have accounts receivable.

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 30 - October 5, 2013

DEBTOR QUESTIONNAIRE

MOR-6

Must be completed each month.	Yes	No	Notes:

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X		Balance sheet assets approved by court as part of Lowes assets acquisition. Also, GOB inventory sold to third party.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X